UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment No. 1 on Form 8-K/A (“the Amendment”) hereby amends the Current Report on Form 8-K of CBRE Group, Inc. originally filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2011 (the “Report”) to include the financial information required by Item 9.01 of Form 8-K relating to the acquisition of substantially all of ING Real Estate Investment Management Holding B.V. (“ING REIM”). The information previously reported in the Report is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Combined unaudited financial statements required by Item 9.01(a) of Form 8-K for ING REIM, a foreign business, as of June 30, 2011 and for the six months ended June 30, 2011 and 2010, which have been prepared using International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”) and are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. Combined audited financial statements required by Item 9.01(a) of Form 8-K for ING REIM as of December 31, 2010 and for the year ended December 31, 2010, which have been prepared using IFRS and are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K as of September 30, 2011, for the nine months ended September 30, 2011 and for the year ended December 31, 2010 is filed as Exhibit 99.3 to this Amendment.

(d)           Exhibits.

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	Combined unaudited financial statements of ING REIM as of and for the six months ended June 30, 2011, which have been prepared using IFRS.

99.2	Combined audited financial statements of ING REIM as of and for the year ended December 31, 2010, which have been prepared using IFRS.

99.3	CBRE Group, Inc.’s unaudited pro forma combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2012	CBRE GROUP, INC.

	By:	/s/ Gil Borok
Gil Borok
Chief Financial Officer